Exhibit 99.2


Designated Filer:  Spencer Capital Management, LLC
Issuer & Ticker Symbol:   REXI
Date of Event Requiring Statement:  July 11, 2006



1.   Name:    Kenneth H. Shubin Stein, MD, CFA
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

2.   Name:    Spencer Capital Opportunity Fund, LP
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

3.   Name:    Spencer Capital Partners, LLC
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

4.   Name:    Spencer Capital Offshore Opportunity Fund, Ltd.
     Address: c/o Walkers SPV Ltd.
              P.O. Box 908GT
              Walkers House
              Mary Street
              George Town, Cayman Islands

5.   Name:    Spencer Capital Offshore Partners, LLC
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

6.   Name:    Spencer Capital Select Fund, LP
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

7.   Name:    Spencer Select Partners, LLC
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023







Date:  July 13, 2006
                                  SPENCER CAPITAL OPPORTUNITY FUND, LP


                                  By:  Spencer Capital Partners, LLC,
                                       Its General Partner


                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member

                                  SPENCER CAPITAL PARTNERS, LLC


                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member



                                  SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND,
                                  LTD.


                                  By:  Spencer Capital Offshore Partners, LLC,
                                       Its Investment Manager


                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member



                                  SPENCER CAPITAL OFFSHORE PARTNERS, LLC


                                   By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member



                                   SPENCER CAPITAL SELECT FUND, LP


                                   By:  Spencer Select Partners, LLC,
                                        Its General Partner


                                   By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member



                                   SPENCER SELECT PARTNERS, LLC


                                   By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member




                                   By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA